Phoenix Multi-Portfolio Fund
                Supplement dated March 3, 1998 to Prospectus and
            Statement of Additional Information dated March 28, 1997
    as supplemented August 1, 1997, September 22, 1997 and November 11, 1997


The Board of Trustees of the Fund has approved the assignment of the Investment Advisory Agreement between the Fund, on behalf of the Real Estate Securities Portfolio, and Phoenix Realty Securities, Inc. ("PRS") to Duff & Phelps Investment Management Co. ("DPIM"). Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co. are affiliates under the common control of Phoenix Home Life Mutual Insurance Company. As a result, upon the advice of counsel the Trustees concluded that this assignment of the Investment Advisory Agreement did not constitute a change in control as defined under the Investment Company Act of 1940. DPIM, which has served as the Real Estate Securities Portfolio's Subadviser since August 1997, has replaced PRS as the new Adviser under the terms of the original Investment Advisory Agreement. By this supplement, all references to PRS in the Prospectus and Statement of Additional Information are hereby replaced by DPIM. Additionally, all references to the Subadviser are deleted. Simultaneously, the Portfolio Manager for the Real Estate Portfolio is Michael Schatt. All references to a Co-Manager are hereby deleted.